Supplement to the Current Statement of Additional Information - Part I

MFS(R) Floating Rate High Income Fund

The fund is no longer classified as a non-diversified fund.

The sub-section entitled "The Fund" under the main heading "Management of the Fund" is restated in its entirety as follows:

The Fund

The Fund is a diversified series of the Trust. The trust is an open-end management investment company.


              The date of this supplement is October 1, 2008.